                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549


                                          FORM 8-K


                                       CURRENT REPORT


                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                     Date of Report (Date of earliest event reported):
                                     December 15, 2004

                                DISCOVER CARD MASTER TRUST I
                   (Exact name of registrant as specified in its charter)


        Delaware                  0-23108                 Not Applicable

        (State of                 (Commission             (IRS Employer
        organization)             File Number)            Identification No.)

      c/o Discover Bank
      12 Read's Way
      New Castle, Delaware                                       19720

      (Address of principal executive offices)                (Zip Code)

      Registrant's Telephone Number, including area code: (302) 323-7434


      Former name or former address, if changed since last report:
       Not Applicable


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [    ] Written communications pursuant to Rule 425 under
        the Securities Act (17 CFR 230.425)

      [    ] Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

      [    ] Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

      [    ] Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))


                                       Page 1 of 177
                               Index to Exhibits is on page 8

  Item 8.01    Other Events
(A)   Series 1996-3:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 1996-3, which is attached as Exhibit 20(a) hereto.

(B)   Series 1996-4:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 1996-4, which is attached as Exhibit 20(b) hereto.

(C)   Series 1999-6:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 1999-6, which is attached as Exhibit 20(c) hereto.

(D)   Series 2000-1:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2000-1, which is attached as Exhibit 20(d) hereto.

(E)   Series 2000-2:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2000-2, which is attached as Exhibit 20(e) hereto.

(F)   Series 2000-4:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2000-4, which is attached as Exhibit 20(f) hereto.

(G)   Series 2000-5:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2000-5, which is attached as Exhibit 20(g) hereto.

(H)   Series 2000-6:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2000-6, which is attached as Exhibit 20(h) hereto.

(I)   Series 2000-7:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2000-7, which is attached as Exhibit 20(i) hereto.

(J)   Series 2000-9:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2000-9, which is attached as Exhibit 20(j) hereto.

(K)   Series 2000-A:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2000-A, which is attached as Exhibit 20(k) hereto.

(L)   Series 2001-1:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2001-1, which is attached as Exhibit 20(l) hereto.

(M)   Series 2001-2:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2001-2, which is attached as Exhibit 20(m) hereto.

(N)   Series 2001-3:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2001-3, which is attached as Exhibit 20(n) hereto.

(O)   Series 2001-6:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2001-6, which is attached as Exhibit 20(o) hereto.

(P)   Series 2002-1:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2002-1, which is attached as Exhibit 20(p) hereto.

(Q)   Series 2002-2:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2002-2, which is attached as Exhibit 20(q) hereto.

(R)   Series 2002-3:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2002-3, which is attached as Exhibit 20(r) hereto.

(S)   Series 2002-4:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2002-4, which is attached as Exhibit 20(s) hereto.

(T)   Series 2002-5:
On December 15, 2004 the Registrant made available the Monthly Certificateholders' Statement for November 2004 with respect to Series 2002-5, which is attached as Exhibit 20(t) hereto. December 15, 2004 is also the date on which holders of Class B Certificates received final payment of principal and interest (holders of the Class A Certificates received final payment of principal and interest on November 15, 2004).
Accordingly, Series 2002-5 terminated after the final payment on December 15, 2004 and no further
Monthly Certificateholders' Statements will be forwarded to Certificateholders of this Series.

(U)   Series 2003-1, Subseries 1:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2003-1, Subseries 1, which is attached as Exhibit 20(u) hereto.

(V)   Series 2003-1, Subseries 2:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2003-1, Subseries 2, which is attached as Exhibit 20(v) hereto.

(W)   Series 2003-1, Subseries 3:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2003-1, Subseries 3, which is attached as Exhibit 20(w) hereto.

(X)   Series 2003-2:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2003-2, which is attached as Exhibit 20(x) hereto.

(Y)   Series 2003-3:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2003-3, which is attached as Exhibit 20(y) hereto.

(Z)   Series 2003-4, Subseries 1:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2003-4, Subseries 1, which is attached as Exhibit 20(z) hereto.

(AA)  Series 2003-4, Subseries 2:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2003-4, Subseries 2, which is attached as Exhibit 20(aa) hereto.

(AB)  Series 2004-1:
On December 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for November 2004 with respect to Series 2004-1, which is attached as Exhibit 20(ab) hereto.


Item 9.01  Financial Statements and Exhibits
(c) Exhibits


Exhibit No.      Description

20(a) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 1996-3.

20(b) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 1996-4.

20(c) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 1999-6.

20(d) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-1.

20(e) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-2.

20(f) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-4.

20(g) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-5.

20(h) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-6.

20(i) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-7.

20(j) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-9.

20(k) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-A.

20(l) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2001-1.

20(m) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2001-2.

20(n) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2001-3.

20(o) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2001-6.

20(p) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2002-1.

20(q) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2002-2.

20(r) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2002-3.

20(s) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2002-4.

20(t) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2002-5.

20(u) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-1, Subseries 1.

20(v) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-1, Subseries 2.

20(w) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-1, Subseries 3.

20(x) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-2.

20(y) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-3.

20(z) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-4, Subseries 1.

20(aa) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-4, Subseries 2.

20(ab) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2004-1.



                                      SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             DISCOVER CARD MASTER TRUST I
                                    (Registrant)


                      By:    DISCOVER BANK
                             as originator of the Trust


                      By:    /s/ Michael F. Rickert

                             ___________________________________
                             Michael F. Rickert
                             Vice President, Chief Accounting Officer, and Treasurer

      Date: December 15, 2004

                              EXHIBIT INDEX

Exhibit No.      Description

20(a) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 1996-3.

20(b) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 1996-4.

20(c) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 1999-6.

20(d) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-1.

20(e) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-2.

20(f) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-4.

20(g) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-5.

20(h) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-6.

20(i) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-7.

20(j) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-9.

20(k) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2000-A.

20(l) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2001-1.

20(m) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2001-2.

20(n) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2001-3.

20(o) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2001-6.

20(p) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2002-1.

20(q) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2002-2.

20(r) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2002-3.

20(s) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2002-4.

20(t) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2002-5.

20(u) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-1, Subseries 1.

20(v) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-1, Subseries 2.

20(w) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-1, Subseries 3.

20(x) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-2.

20(y) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-3.

20(z) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-4, Subseries 1.

20(aa) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2003-4, Subseries 2.

20(ab) Monthly Certificateholders' Statement, related to the month ending November 30, 2004, for Series 2004-1.